1 Minnesota/2059784.0001/154772634.1 Certain identified information has been redacted from this document because it is both not material and would be competitively harmful if publicly disclosed. HIGH PURITY ALCOHOL MEMBER MARKETING AGREEMENT THIS HIGH PURITY ALCOHOL MEMBER MARKETING AGREEMENT (“Agreement”), entered into as of December 1, 2020, and effective as of January 1, 2021 (“Effective Date”) by and between RPMG, Inc., a Minnesota corporation (“RPMG”) and Highwater Ethanol LLC (“Member”). WITNESSETH: WHEREAS, RPMG is a Minnesota corporation engaged in the business of marketing ethanol and related products for the members of Renewable Products Marketing Group, LLC (“LLC”) and others; and WHEREAS, Member is the operator of a plant in Lamberton, Minnesota (the “Facility”); and WHEREAS, Member has agreed to market all of the high purity alcohol (denatured or undenatured) or products derived from high purity alcohol (denatured or undenatured) produced by Member at the Facility which meets all parameters of the USP specifications in Exhibit A (“High Purity Alcohol”) through RPMG and RPMG has agreed to market the High Purity Alcohol produced by Member at the Facility as provided in the Agreement; WHEREAS, the parties desire to enter into this Agreement, for purposes of setting out the terms and conditions of the marketing arrangement; and NOW THEREFORE, in consideration of the mutual covenants and promises herein contained, the parties hereto agree as follows: 1. Exclusive Marketing Representative. RPMG shall, subject to the terms and conditions of this Agreement, be the sole marketing representative for the entire High Purity Alcohol production of Member at the Facility during the term of this Agreement other than Member’s High Purity Alcohol marketed or sold under contracts with Member in effect on the Effective Date which will be excluded from the Agreement while those contracts are in effect. Member shall disclose to RPMG the terms and conditions and counterparties to any such contracts as of the Effective Date. 2. High Purity Alcohol Specifications. All of the High Purity Alcohol produced by Member at the Facility for marketing by RPMG will, when delivered to a common carrier by Member, conform to High Purity Alcohol specifications or products derived from High Purity Alcohol specifications in Exhibit A. 3. Estimated Production and Sales. At least forty-five (45) days prior to first day of each calendar quarter, Member shall declare, in writing, to RPMG the volume of its eligible gallons of High Purity Alcohol projection to produce and sell during the calendar quarter.

RPMG/MEMBER HIGH PURITY ALCOHOL MARKETING AGREEMENT 2 Minnesota/2059784.0001/154772634.1 Member and RPMG will work cooperatively to coordinate production and sales commitments of the High Purity Alcohol. Nothing set forth in this Section 3 shall relieve or modify a Member’s obligation to deliver any or all of the High Purity Alcohol set forth on a Confirmation for the sale of gallons. 4. Confirmation of High Purity Alcohol Sale Pricing. RPMG will use commercially reasonable efforts to obtain the best price for all High Purity Alcohol sold by it subject to the terms of this Agreement. RPMG shall have complete discretion to fix the price, terms and conditions of the sale of Member’s High Purity Alcohol production that is sold and marketed. When RPMG identifies a purchaser for Member’s High Purity Alcohol, RPMG shall forward a confirmation of the volume, FOB sales price, and other terms to Member by SharePoint, email, or other written or electronic communication means (“Confirmation”). In addition to any other rights or remedies set forth herein, if Member fails to deliver any or all of the gallons on the terms set forth on a Confirmation, Member shall reimburse RPMG for loss due to the failure to deliver, and in addition RPMG shall be entitled to all remedies available at law or in equity, including damages, specific performances and/or attorneys’ fees and costs, and RPMG shall be under a duty to mitigate damages. 5. Sale; Shipping. Subject to Section 1, Member shall sell to RPMG and RPMG shall purchase and market all High Purity Alcohol produced by Member at the Facility during the term of this Agreement. Delivery by Member to RPMG of all such High Purity Alcohol shall be made to an RPMG designated conveyance at Member’s Facility delivery point and delivery will be made at the time the High Purity Alcohol crosses the loading flange to the designated shipping container, railcar and/or tank truck. The designated shipping container, rail car, and/or tank truck must be suitable to transport the High Purity Alcohol and maintain its quantity and quality of the High Purity Alcohol as delivered by Member. Member shall inspect any designated shipping container, rail car, and/or tank truck prior to loading to confirm it is suitable to transport the High Purity Alcohol and maintain its quantity and quality of High Purity Alcohol as delivered by Member. If Member observes or detects the applicable shipping container, rail car and/or tank truck is not suitable to maintain such quantity and quality, Member may reject the shipping conveyance and must notify RPMG immediately of the rejection and the reason for the rejection. Title to the High Purity Alcohol shall pass to RPMG when delivered as provided in this Section 5. The High Purity Alcohol will be marketed by RPMG as described in Section 9. 6. Risk of Loss. RPMG shall be responsible for and shall bear the risk of loss of (subject to the terms of this Agreement) the High Purity Alcohol marketed for Member by RPMG from the time the product crosses the loading flange at the Facility in the applicable shipping container, railcar or tank truck. 7. Netback Price To Member. RPMG shall purchase High Purity Alcohol from the Member at the Netback Price determined below. RPMG shall pay Member in an amount equal to the FOB price on each Confirmation multiplied by the number of gallons of High Purity Alcohol delivered by Member for the period to RPMG less any applicable costs allocated to the gallons (the “Netback Price”). (a) Payment of the Advance Rate. Each calendar month, RPMG shall estimate for Member (in good faith) the Netback Price per gallon of all High Purity Alcohol that

RPMG/MEMBER HIGH PURITY ALCOHOL MARKETING AGREEMENT 3 Minnesota/2059784.0001/154772634.1 RPMG has committed to sell to its customers (the “Advance Rate”). For High Purity Alcohol shipped by shipping container, truck, or single manifest railcars, RPMG, on a weekly basis, will pay Member on an average net 10-day basis (e.g. payment on Wednesday shall be for High Purity Alcohol delivered during the seven-day period ending on the previous Wednesday) an amount equal to the Advance Rate multiplied by the number of gallons of High Purity Alcohol delivered by Member to RPMG for the period (b) Reconciliation to the Actual Netback Price. At the end of each calendar month, promptly after the information necessary to calculate the Netback Price becomes available, RPMG will calculate the actual Netback Price for the preceding month to reflect the actual selling price for all gallons sold during the month and the actual expenses incurred during the period (the “Actual Netback Price”). Within ten (10) business days after the end of each month, RPMG shall furnish to Member a reconciliation of the Advance Rate to the Actual Netback Price. If the Advance Rate paid to Member exceeded the applicable Actual Netback Price, Member will refund to RPMG the overpayment within ten (10) days after receipt of the reconciliation. On the other hand, if the Advance Rate paid was less than the applicable Actual Netback Price owed to Member, then RPMG will pay Member the additional amount owed to Member within ten (10) days after the completion of the reconciliation. In lieu of Member directly refunding any amounts to RPMG by separate payment, and RPMG directly refunding any amounts to Member by separate payment, under this Section 7 the parties by mutual agreement may offset or apply such amounts to subsequent payments to be made within RPMG’s standard billing and payment cycle. (c) [***] (d) Other Adjustments. Member shall be charged monthly directly through a reduction in payments from RPMG for any demurrage charges incurred by RPMG for railcars and other direct distribution expenses that result from actions taken by Member. (e) Audit. Within ninety (90) days following the end of RPMG’s fiscal year end, Member shall have the right to inspect the books and records of RPMG for the purpose of auditing calculations of the aggregate netback paid to Member for the preceding year. Member shall give written notice to RPMG of its desire to conduct an audit and RPMG shall provide reasonable access to all financial information necessary to complete such audit and shall allow Member to meet with RPMG’s auditors to review such information. The audit shall be completed within one hundred fifty (150) days after the completion of RPMG’s annual audit. The cost of the audit shall be the responsibility of Member unless the auditor determines that RPMG underpaid Member by more than 1% for the period audited, in which case RPMG shall pay the cost of the audit. If the auditor determines that RPMG underpaid Member, RPMG shall promptly pay such underpayment to Member and if the auditor determines that RPMG overpaid Member, Member shall promptly pay the overpayment to RPMG. The determination of the auditor shall be final and binding on both parties. If Member fails to exercise its right to audit as provided in this Section 7 for any year, it shall be deemed to have waived any claim to dispute the Actual Netback Price paid for such year, unless Member has provided notice to RPMG of a claim to dispute the Actual Netback Price paid for such year.

RPMG/MEMBER HIGH PURITY ALCOHOL MARKETING AGREEMENT 4 Minnesota/2059784.0001/154772634.1 8. Marketing Fee. Member shall pay to RPMG a Marketing Fee equal to [***]. In lieu of Member directly paying any amounts to RPMG by separate payment, the parties may offset or apply such amounts to subsequent payments to be made within RPMG’s standard billing and payment cycle. [***]. 9. Specific Marketing Tasks. RPMG shall be responsible for and shall have complete discretion in the marketing, sale and delivery of all High Purity Alcohol produced by the Facility during the term of this Agreement, including, but not limited to:  Scheduling sufficient shipping containers, railcar, tank trucks and other transport;  Negotiating the rates and tariffs to be charged for delivery of production to the customer;  Promoting and advertising the sale of High Purity Alcohol;  Tracking delivery;  Negotiation of all purchase agreements with customers and any complaints in connection therewith;  Accounting for all sales and related expenses and collection of accounts, including any legal collection procedures as may be necessary. 10. Rejected High Purity Alcohol and Recalls. If any High Purity Alcohol is rejected by a customer, RPMG shall deliver written notice of the rejection by RPMG’s customer to Member within a reasonable time of the rejection and identify the deficiency that resulted in such rejection to the extent provided by customer. In addition to other obligations under this Agreement or at law, Member shall reimburse RPMG for all out-of-pocket costs reasonably incurred by RPMG in storing, transporting, returning and disposing of the rejected goods in accordance with this Agreement. Member shall, at its sole cost and expense, comply and cooperate with any recall of High Purity Alcohol reasonably determined to be necessary by RPMG. If it is deemed necessary or appropriate by RPMG in its reasonable discretion, either in response to government action or otherwise, to recall any High Purity Alcohol produced by Member pursuant to this Agreement, Member shall be responsible for all reasonable out of pocket costs of such recall and recovery, including, but not limited to, loss of products, transportation of products, notices and communications necessary or appropriate to effecting such recall and all reasonable out-of-pocket costs and expenses incurred in defending actions brought in connection with such recall. 11. Term. The term of this Agreement shall commence on the Effective Date and shall continue until terminated as provided in Section 12. 12. Termination. This Agreement may be terminated under the circumstances set out below. (a) Termination of Membership. This Agreement shall automatically terminate when Member ceases to be a member of the LLC, [***]. (b) Termination for Intentional Misconduct. If either party engages in intentional misconduct reasonably likely to result in significant adverse consequences to the other party, the party harmed or likely to be harmed by the intentional misconduct may

RPMG/MEMBER HIGH PURITY ALCOHOL MARKETING AGREEMENT 5 Minnesota/2059784.0001/154772634.1 terminate this Agreement immediately, upon written notice to the party engaging in the intentional misconduct. (c) Termination for Uncured Breach. If one of the parties breaches the terms of this Agreement, the other party may give the breaching party a notice in writing which specifically sets out the nature and extent of the breach, and the steps that must be taken to cure the breach. After receiving the written notice, the breaching party will then have thirty (30) days to cure the breach, if the breach does not involve a failure to market and distribute High Purity Alcohol as required by this Agreement. If the breach involves a failure to market and distribute High Purity Alcohol as required by this Agreement, then the breaching party will have five (5) days after receiving the written notice to cure the breach. If the breaching party does not cure any breach within the applicable cure period, then the non-breaching party will have the right to terminate this Agreement immediately. (d) Member Insolvency, etc. RPMG may terminate this Agreement if Member becomes insolvent, has a receiver appointed over its business or assets and such receiver is not discharged within thirty (30) days, files a petition in bankruptcy or has a petition in bankruptcy filed against it which, in either case, is not dismissed within thirty (30) days, or ceases to produce High Purity Alcohol for thirty (30) days or more. (e) Termination by Mutual Written Agreement. This Agreement may also be terminated upon any terms and under any conditions which are mutually agreed upon in writing by the parties. (f) Termination by Member. [***], Member may terminate this Agreement for any reason upon at least [***] to RPMG, provided Member must deliver all High Purity Alcohol subject to Confirmations. 13. Obligation to Deliver after Termination. Notwithstanding termination of this Agreement under Sections 12(a) through 12(d), Member shall be obligated to deliver to RPMG for marketing by RPMG in accordance with this Agreement for [***] following termination of this Agreement, all of the High Purity Alcohol produced by Member and subject to this Agreement. Notwithstanding termination of this Agreement, Member shall be obligated to deliver to RPMG High Purity Alcohol to cover any contracts for which there is a Confirmation. 14. Railcar Allocation on Termination. In addition, upon the conclusion of Member’s delivery obligations to RPMG under Section 13 if Member is no longer marketing High Purity Alcohol with RPMG, Member shall accept assignment from RPMG of the lease or leases for the mutually-agreed number of railcars assigned to Member for High Purity Alcohol. 15. Licenses and Permits; Records. Member at all times shall have and maintain all of the licenses and permits necessary to operate the Facility. Member shall comply with all laws, regulations, rules and requirements of governmental authorities. In addition, Member shall establish record keeping and reporting systems compatible with RPMG’s load out reporting system, currently ETS and AccuLoad III. Member shall comply with all record-keeping, reporting, and audit requirements of customers and regulatory agencies. RPMG shall communicate all customer-specific record-keeping, reporting, and audit requirements to Member.

RPMG/MEMBER HIGH PURITY ALCOHOL MARKETING AGREEMENT 6 Minnesota/2059784.0001/154772634.1 16. Good and Marketable Title. Member represents that it will have good and marketable title to all of the High Purity Alcohol marketed for it by RPMG and that all High Purity Alcohol delivered will be free and clear of all liens and encumbrances. 17. Subordination. In order to satisfy the payment obligations in Section 7 of this Agreement, RPMG may be required to obtain working capital from financing resources. Member agrees and acknowledges that the payment terms in this Agreement are a benefit to Member and agrees that it will subordinate its right to payment hereunder to the rights of any lender providing working capital to RPMG, provided that all members of the LLC are required to agree to such subordination. Member shall execute such subordination agreement and other documents as may be necessary to evidence this undertaking. 18. Independent Contractor. Nothing contained in this Agreement will make RPMG the agent of Member for any purpose whatsoever. RPMG and its employees shall be deemed to be independent contractors with full control over the manner and method of performance of the services they will be providing on behalf of Member under this Agreement. 19. Samples. Member will take and retain samples on the frequency, size and retention periods as required by all government regulations and customer requirements, including but not limited to the requirements under good manufacturing practice, "ICH Q7 XI. LABORATORY CONTROLS Section G. Reserve / Retention Samples". At the request of RPMG and/or customer, Member agrees to provide samples of its High Purity Alcohol produced at the Facility. 20. Insurance. During the entire term of this Agreement, Member will maintain insurance coverage with insurance companies having at least an AM Best Company rating of A - 7. At a minimum, Member’s insurance coverage must include: (a) Commercial general product and public liability insurance, with liability limits of at least $5 million in the aggregate or umbrella insurance with at least $5 million in the aggregate; (b) Workers’ compensation/employers’ liability and auto liability insurance to the extent required by law; and (c) RPMG, Inc. and the LLC shall be added as an additional insured with primary and non-contributory status under the commercial general product and public liability insurance policy, automobile liability insurance policy and umbrella policy, as applicable. Member also agrees to waive and will require its Commercial General Liability, Automobile Liability, Umbrella Liability and Workers’ Compensation insurers to waive all rights of subrogation under such policies as against RPMG, the LLC and their directors, officers, and employees as it relates to this Agreement. Member will not change its insurance coverage during the term of this Agreement if such change results in a failure to maintain the minimums set out above, and the policies shall provide that they may not be cancelled, nonrenewed or terminated without at least 30 days prior written notice to RPMG.

RPMG/MEMBER HIGH PURITY ALCOHOL MARKETING AGREEMENT 7 Minnesota/2059784.0001/154772634.1 21. Indemnification and Hold Harmless – Member. If a third party makes a claim against RPMG or any person or organization related to it as the result of the actions or omissions of Member or any person or organization related to Member including, but not limited to, claims relating to the quality of High Purity Alcohol produced by Member or the performance of its obligations under this Agreement, Member shall indemnify RPMG and its related persons and organizations and hold them harmless from any liabilities, damages, costs and/or expenses, including costs of litigation and reasonable attorneys’ fees which they incur as a result of any such claims. 22. Indemnification and Hold Harmless – RPMG. The indemnification obligations of the parties under this Agreement will be mutual and RPMG, therefore, makes the same commitment to indemnify Member and its related persons or organizations to the extent any claim is made against Member or its related person arising out of any action or omission of RPMG. 23. Survival of Terms/Dispute Resolution. All representations, warranties and agreements made in connection with this Agreement will survive the termination of this Agreement. The parties will, therefore, be able to pursue claims related to those representations, warranties and agreements after the termination of this Agreement, unless those claims are barred by the applicable statute of limitations. Similarly, any claims that the parties have against each other that arise out of actions or omissions that take place while this Agreement is in effect will survive the termination of this Agreement. This means that the parties may pursue those claims even after the termination of this Agreement, unless applicable statutes of limitation bar those claims. The parties agree that should a dispute between them arise in connection with this Agreement, the parties will, in good faith, attempt to mediate the dispute prior to the filing of any action in any court. Such mediation session shall occur at a place that is mutually agreeable and shall be conducted by a mediator to be selected by mutual agreement of the parties. 24. Choice of Law. This Agreement shall be governed by, interpreted under and enforced in accordance with Minnesota law, without regard to conflicts of law principles. 25. Assignment. Member may not assign its rights or obligations under this Agreement, whether by way of a sale of all or substantially all of its assets, merger, sale of equity interests, a change of control or as a matter of law, without the prior written consent of RPMG, which consent may be withheld in the sole discretion of RPMG. Member shall be entitled to collaterally assign its rights under this Agreement solely for financing purposes, and RPMG shall agree to such collateral assignment provided that the lender accepts the terms of this Agreement or other mutually agreeable terms. 26. Entire Agreement. This Agreement constitutes the entire agreement between the parties covering everything agreed upon or understood in the transaction and supersedes any other preexisting agreement between the parties with respect to the same subject matter. There are no oral promises, conditions, representations, understandings, interpretations, or terms of any kind as conditions or inducements to the execution hereof or in effect between the parties, except as expressed in this Agreement. No change or addition shall be made to this Agreement except by a written document signed by both parties hereto.

RPMG/MEMBER HIGH PURITY ALCOHOL MARKETING AGREEMENT 8 Minnesota/2059784.0001/154772634.1 27. Execution of Counterparts. This Agreement may be executed by the parties on any number of separate counterparts, and by each party on separate counterparts, each of such counterparts being deemed by the parties to be an original instrument; and all of such counterparts, taken together, shall be deemed to constitute one and the same instrument. 28. Duplicate Counterpart Includes Facsimile. The parties specifically agree and acknowledge that a duplicate hereof shall include, but not be limited to, a counterpart produced by virtue of a facsimile (“fax”) machine or a .pdf copy. 29. Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors and assigns. 30. Confidential Information. The parties acknowledge that they will be exchanging information about their businesses under this Agreement which is confidential and proprietary, and the parties agree to handle that confidential and proprietary information in the manner described in this Section 30. (a) Definition of Confidential Information. For purposes of this Agreement, the term “Confidential Information” will mean information related to the business operations of Member or RPMG that meets all of the following criteria: (i) The information must not be generally known to the public and must not be a part of the public domain; (ii) The information must belong to the party claiming it is confidential and must be in that party’s possession; (iii) The information must have been protected and safeguarded by the party claiming it is confidential by measures that were reasonable under the circumstances before the information was disclosed to the other party; (iv) Written information must be clearly designated in writing as “Confidential Information” by the party claiming it is confidential before it is disclosed to the other party, except that all information about costs and prices will always be considered Confidential Information under this Agreement without the need for specifically designating it as such; and (v) Verbal Confidential Information which is disclosed to the other party must be summarized in writing, designated in writing as “Confidential Information” and transmitted to the other party within ten (10) days of the verbal disclosure. (b) Limitations on the Use of Confidential Information. Each party agrees that it will not use any Confidential Information that it obtains about the other party for any purpose other than to perform its obligations under this Agreement.

RPMG/MEMBER HIGH PURITY ALCOHOL MARKETING AGREEMENT 9 Minnesota/2059784.0001/154772634.1 (c) The Duty not to Disclose Confidential Information. The parties agree that they will not disclose any Confidential Information about each other to any person or organization, other than their respective legal counsel and accountants, without first getting written consent to do so from the other party. Notwithstanding the foregoing, if a party or anyone to whom such party transmits Confidential Information in accordance with this Agreement is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process, SEC filings or administrative proceedings) in connection with any proceeding, to disclose any Confidential Information, such party will give the disclosing party prompt written notice of such request or requirement so that the disclosing party may seek an appropriate protective order or other remedy and/or waive compliance with the provisions of this Agreement, and the receiving party will cooperate with the disclosing party to obtain such protective order. The fees and costs of obtaining such protective order, including payment of reasonable attorney’s fees, shall be paid for by the disclosing party. If such protective order or other remedy is not obtained or the disclosing party waives compliance with the relevant provisions of this Agreement, the receiving party (or such other persons to whom such request is directed) will furnish only that portion of the Confidential Information which, in the opinion of legal counsel, is legally required to be disclosed, and upon the disclosing party’s request, use commercially reasonable efforts to obtain assurances that the confidential treatment will be accorded to such information. This will be the case both while this Agreement is in effect and for a period of five (5) years after it has been terminated. (d) The Duty to Notify the Other Party in Cases of Improper Use or Disclosure. Each party agrees to immediately notify the other party if either party becomes aware of any improper use of or any improper disclosure of the Confidential Information of the other party at any time while this Agreement is in effect, and for a period of five (5) years after it has been terminated. (e) Protection of the Confidential Information. Each party agrees to develop effective procedures for protecting the Confidential Information that it obtains from the other party, and to implement those procedures with the same degree of care that it uses in protecting its own Confidential Information. (f) Return of the Confidential Information. Immediately upon the termination of this Agreement, each party agrees to return to the other party all of the other party’s Confidential Information that is in its possession or under its control. 31. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be considered delivered in all respects when it has been delivered by hand or mailed by first class mail postage prepaid, addressed as follows: TO: RPMG, Inc. 1157 Valley Park Drive South, Suite 100 Shakopee, MN 55379 TO: Highwater Ethanol, LLC

RPMG/MEMBER HIGH PURITY ALCOHOL MARKETING AGREEMENT 10 Minnesota/2059784.0001/154772634.1 24500 US Hwy 14 PO Box 96 Lamberton, MN 56152 [Remainder of page intentionally left blank]

RPMG/MEMBER HIGH PURITY ALCOHOL MARKETING AGREEMENT 11 Minnesota/2059784.0001/154772634.1 IN WITNESS WHEREOF, the parties hereto have set their hands the day and year first written above. RPMG, INC. By: /s/ Douglas E. Punke Its Chief Executive Officer MEMBER: HIGHWATER ETHANOL, LLC By: /s/ Brian Kletscher Its: Chief Executive Officer

RPMG/MEMBER HIGH PURITY ALCOHOL MARKETING AGREEMENT Exhibit A-1 108807105.2 0071738-00001 Minnesota/2059784.0001/154772634.1 EXHIBIT A HIGH PURITY ALCOHOL SPECIFICATIONS [***]